U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 11, 2014

Internet Infinity, Inc.

(Exact name of registrant as specified in its charter)

California	814-00724	33-0795854
(state of incorporation)	(Commission File Number)	(IRS Employer I.D. Number)

220 Nice Lane #108

Newport Beach, CA 92663

Mail address: Box 1009

Newport Beach, CA 92659

(310) 493-2244

(Address and telephone number of registrant’s principal

executive offices and principal place of business)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Resignation of Registrant’s Certifying Accountant.

On April 11, 2014, JPDH and Company (JPDH) resigned as the registered public accounting firm of the Company.

JPDH has not issued an audit opinion nor completed a review of the Company’s financial statement for any period.

During the most recent fiscal year and quarters through the date of this report, there were no (1) disagreements with JPDH on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to its satisfaction would have caused JPDH to make reference in its reports on the Company’s financial statements for such year to the subject matter of the disagreement, or (2) “reportable events,” as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

JPDH furnished the company with a communication addressed to the Securities and Exchange Commission reporting in the same like. A copy of such communication is attached as Exhibit 16.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

16.1	Letter to the Securities and Exchange Commission from JPDH dated April 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Internet Infinity, Inc.

Date: April 17, 2014	By:	/s/ George Morris
George Morris, Chief Executive Officer
Chief Financial Officer

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